UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of report (earliest event reported): July 20, 2006

                           ORIENT-EXPRESS HOTELS LTD.
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             (Exact name of registrant as specified in its charter)


                                     Bermuda
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                 (State or other jurisdiction of incorporation)

                 001-16017                             98-0223493
         ------------------------                  ------------------
         (Commission file number)                  (I.R.S. Employer
                                                   Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

         On July 20, 2006, Orient-Express Hotels Ltd. (the "Company") entered into two related secured loan facilities for a total amount of Euro 250,000,000. The loan facilities include (i) an Italian secured term loan facility in the amount of Euro 190,000,000 among Banca Nazionale del Lavoro S.P.A. as lender, Orient-Express Hotels Italia Srl, Byblos Srl and Hotel Splendido Srl as borrowers, and the Company, Orient-Express Luxembourg Holdings Sarl, Orient-Express Hotels Italia Srl, Villa San Michele Srl, Byblos Srl, Hotel Cipriani Srl, Hotel Splendido Srl, Blanc Restaurants Limited, Island Hotel (Madeira) Limited, Reid's Hoteis Lda and Hotelapa Investimento Hoteleiro, S.A as guarantors, and (ii) an English secured multicurrency revolving credit facility in the amount of Euro 60,000,000 among Barclays Bank PLC and six other banks as lenders, Barclays Capital as arranger, Barclays Bank PLC as agent and security trustee, the Company, Orient-Express Luxembourg Holdings Sarl and Blanc Restaurants Limited as borrowers, and the Company, Orient-Express Luxembourg Holdings Sarl, Blanc Restaurants Limited, Island Hotel (Madeira) Limited, Reid's Hoteis Lda and Hotelapa Investimento Hoteleiro, S.A. as guarantors.

         Under the facilities borrowings may be drawn in euros, pounds sterling, U.S. dollars and any other currency freely tradable in the London banking market. The interest rate is LIBOR/EURIBOR plus 0.9% per annum. The facility agreements include customary representations, warranties, and covenants, including (i) a minimum tangible net worth covenant requiring the Company to maintain a consolidated tangible net worth of not less than $450,000,000, (ii) a loan to value covenant pursuant to which, at any time, the aggregate amount outstanding under the facilities will not exceed 70% of the aggregate value of the hotels securing the facilities, as shown in the most recently delivered valuations, and (iii) interest coverage ratios.

         The Italian loan facility is secured by the Hotel Cipriani, Venice, Italy, the Villa San Michele, Fiesole, Italy, the Hotel Splendido, Portofino, Italy, the Hotel Caruso, Ravello, Italy, the Reids Palace Hotel, Madeira, Portugal, the Lapa Palace Hotel, Lisbon, Portugal, and Le Manoir aux Quat' Saisons, Oxfordshire, England. The English facility is secured by security interests in Reids Palace Hotel, , Lapa Palace Hotel, and Le Manoir aux Quat' Saisons.

         Loans under the two facilities will be used for general corporate purposes and to refinance the following existing loan facilities: (i) a Euro 135,000,000 term and multi-currency revolving facility between, among others, Barclays Capital as arranger and the Company as borrower dated 30th June 2003;
(ii) a Euro 14,700,000 and (pound)9,000,000 multicurrency term facility between, among others, Barclays Bank PLC as arranger and the Company as borrower dated 19th February 2002; (iii) a Euro 30,000,000 facility provided by Oversea-Chinese Banking Corp. to Island Hotel (Madeira) Limited; (iv) a French Franc 36,400,000 facility provided by Deutsche Hypothekenbank AG to Societe de la Cite SA; and
(v) a Euro 17,913,248 loan facility provided by Banco Espirito Santo to Hotelapa Investimento Hoteleiro SA.

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Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits:

          The exhibits listed below are filed herewith for incorporation by reference in this Current Report:

      Exhibit Number        Description of Exhibit
      --------------        ----------------------

           1.1 Secured Facility Agreement, dated July 20, 2006, for Orient-Express Hotels Ltd. arranged by Barclays Capital with Barclays Bank PLC acting as Agent and Barclays Bank PLC acting as Security Trustee

            1.2 Secured Facility Agreement, dated July 20, 2006, for Orient-Express Hotels Ltd. arranged by Barclays Capital with Banca Nazionale del Lavoro S.P.A. acting as Lender and Barclays Bank PLC acting as Security Trustee




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ORIENT-EXPRESS HOTELS LTD.



Date: July 26, 2006                         By: /s/Paul M. White
                                                ----------------
                                                Paul M. White
                                                Vice President - Finance and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


      Exhibit Number        Description of Exhibit
      --------------        ----------------------

           1.1 Secured Facility Agreement, dated July 20, 2006, for Orient-Express Hotels Ltd. arranged by Barclays Capital with Barclays Bank PLC acting as Agent and Barclays Bank PLC acting as Security Trustee

            1.2 Secured Facility Agreement, dated July 20, 2006, for Orient-Express Hotels Ltd. arranged by Barclays Capital with Banca Nazionale del Lavoro S.P.A. acting as Lender and Barclays Bank PLC acting as Security Trustee



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